CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF

Statistical Supplement

Third Quarter 2012

Lincoln
Financial Group®

You're in Charge[SM]

CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF RECYCLE MY WATER BOTTLES OFFICER CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF LIFE OFFICER CHIEF PLAN FOR TOMORROW

Lincoln Financial Group
Table of Contents

Analyst Coverage	1
Notes	2
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares, Return on Equity and Return to Stockholder Highlights	5
Income (Loss) from Operations, Average Equity and ROE By Segment	6
Select Earnings Drivers By Segment	7
Deposits, Net Flows and Account Balances By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Investment Data	13
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	14
Select Liquidity and Ratings Agency Data	15
Select Earnings and Operational Data:
Annuities	16
Retirement Plan Services	17
Life Insurance	18
Group Protection	19
Other Operations and Discontinued Operations	20
DAC, VOBA, DSI and DFEL Roll Forwards:
Consolidated	21
Annuities	22
Retirement Plan Services, Life Insurance and Group Protection	23
Account Value Roll Forwards:
Annuities	24
Retirement Plan Services	25
Life Insurance	26
Select Non-GAAP to GAAP Reconciliations	27

Lincoln Financial Group
Analyst Coverage

Firm	Analyst	Phone Number
Barclays Capital	Jay Gelb	212-526-1561
Credit Suisse	Tom Gallagher	212-538-2010
Dowling and Partners	Ryan Krueger	860-676-8600
Evercore Partners	Mark Finkelstein	312-445-6440
FBR Capital Markets	Randy Binner	703-312-1890
Goldman Sachs and Company	Christopher Giovanni	212-357-3560
JP Morgan Securities	Jimmy Bhullar	212-622-6397
Keefe, Bruyette and Woods	Jeff Schuman	860-722-5902
Langen McAlenney	Bob Glasspiegel	860-724-1203
Macquarie Capital	Sean Dargan	212-231-0663
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James and Associates	Steven Schwartz	312-612-7686
RBC Capital	Eric Berg	212-618-7593
Sandler O'Neil and Partners	Edward Shields	312-281-3487
Scotia Capital	Joanne Smith	212-225-5071
Sterne, Agee and Leach, Inc.	John Nadel	212-338-4717
UBS	Suneet Kamath	212-713-1355
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Jim Sjoreen, Senior Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: 484-583-1420
Fax: 484-583-3962

Notes
This list is provided for informational purposes only.  Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Supplement will be available immediately after the release of earnings for each quarter through our Investor Relations website: www.LincolnFinancial.com/investor.

Lincoln Financial Group
Notes

Computations
The quarterly financial information for the current year may not sum to the corresponding year-to-date amount because both are rounded to millions.

The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

If the effect of equity classification would result in a more dilutive EPS, the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans.  In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation.  In these periods, we would also exclude the deferred compensation adjustment.

Return on equity ("ROE") measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or income (loss) from operations) by average equity, excluding accumulated other comprehensive income (loss) ("AOCI").  Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.

Book value per share, excluding AOCI, is calculated by dividing stockholders' equity, excluding AOCI, by common shares outstanding assuming the conversion of our Series A preferred shares.  We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations.

Basis of Presentation
We adopted the provisions of ASU 2010-26 “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) effective January 1, 2012, and elected to retrospectively restate all prior periods.  ASU 2010-26 clarified the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts.  Only those costs incurred that result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized as deferred acquisition costs ("DAC").  The determination of deferability must be made on a contract-level basis.

Certain other amounts reported in prior periods have been reclassified to the presentation adopted in the current period.  These reclassifications had no effect on net income, income from operations or stockholders' equity in the prior periods.

Definitions
Holding company available cash consists of cash and cash equivalents, investments maturing in one year or less at origination and receivables under the inter-company cash management program, less payables under the inter-company cash management program, payables from purchases of securities not settled as of the balance sheet date and commercial paper outstanding.

Sales as reported consist of the following:
• MoneyGuard® (our linked-benefit product) – 15% of single premium deposits;
•
MoneyGuard® (flexible premium option), universal life ("UL") (excluding linked-benefit products) and variable universal life ("VUL"), including corporate-owned life insurance ("COLI") and bank-owned life insurance ("BOLI") - first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target;

• Term - 100% of first year paid premiums;
• Annuities - deposits from new and existing customers; and
• Group Protection - annualized first year premiums from new policies.

Page 2a

Lincoln Financial Group
Notes

Throughout the document, "after-DAC" refers to the associated amortization expense of DAC, value of business acquired ("VOBA"), deferred sales inducements ("DSI") and DFEL and changes in other contract holder funds.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.

We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities ("gain (loss) on the mark-to-market on certain instruments");
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders reflected within variable annuity net derivative results;
▪
Changes in the fair value of the embedded derivatives of our guaranteed living benefit ("GLB") riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them reflected within variable annuity net derivative results; and

▪
Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value ("indexed annuity forward-starting option");

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking") reflected within variable annuity net derivative results;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of deferred front-end loads ("DFEL") arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance because they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated November 1, 2012, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2b

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
Revenues
Insurance premiums	$559	$573	$589	$630	$606	8.4%	$1,721	$1,825	6.0%
Insurance fees	864	854	907	887	990	14.6%	2,582	2,784	7.8%
Net investment income	1,151	1,129	1,166	1,197	1,146	-0.4%	3,522	3,509	-0.4%
Realized gain (loss):
Other-than-temporary impairment ("OTTI")	(26)	(25)	(47)	(33)	(32)	-23.1%	(98)	(112)	-14.3%
Realized gain (loss), excluding OTTI	(137)	(99)	(38)	76	102	151.1%	(72)	140	294.4%
Total realized gain (loss)	(163)	(124)	(85)	43	70	142.9%	(170)	28	116.5%
Amortization of deferred gains on business sold through reinsurance	19	19	19	18	19	0.0%	56	56	0.0%
Other revenues and fees	117	117	118	124	123	5.1%	362	366	1.1%
Total revenues	2,547	2,568	2,714	2,899	2,954	16.0%	8,073	8,568	6.1%

Expenses
Interest credited	625	624	625	616	610	-2.4%	1,864	1,851	-0.7%
Benefits	664	819	858	945	811	22.1%	2,527	2,615	3.5%
Commissions and other expenses	1,024	797	856	828	1,047	2.2%	2,467	2,731	10.7%
Interest and debt expense	79	70	68	68	68	-13.9%	223	203	-9.0%
Impairment of intangibles	-	747	-	-	-	NM	-	-	NM
Total expenses	2,392	3,057	2,407	2,457	2,536	6.0%	7,081	7,400	4.5%
Income (loss) from continuing operations before taxes	155	(489)	307	442	418	169.7%	992	1,168	17.7%
Federal income tax expense (benefit)	(6)	50	61	118	45	NM	214	224	4.7%
Income (loss) from continuing operations	161	(539)	246	324	373	131.7%	778	944	21.3%
Income (loss) from discontinued operations	(8)	-	(1)	-	29	NM	(8)	27	NM
Net income (loss)	153	(539)	245	324	402	162.7%	770	971	26.1%
Adjustment for LNC stock units in our deferred compensation plans	(6)	-	-	(4)	-	100.0%	(6)	-	100.0%
Net income (loss) available to common stockholders - diluted	$147	$(539)	$245	$320	$402	173.5%	$764	$971	141.5%

Earnings (Loss) Per Common Share - Diluted
Income (loss) from continuing operations	$0.50	$(1.81)	$0.83	$1.10	$1.31	162.0%	$2.43	$3.26	34.2%
Income (loss) from discontinued operations	(0.03)	-	-	-	0.10	NM	(0.03)	0.09	NM
Net income (loss)	$0.47	$(1.81)	$0.83	$1.10	$1.41	200.0%	$2.40	$3.35	39.6%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change
ASSETS
Investments:
Available-for-sale ("AFS") securities:
Corporate bonds	$58,263	$59,261	$60,599	$63,914	$66,476	14.1%
U.S. government bonds	286	494	486	517	508	77.6%
Foreign government bonds	642	733	650	664	661	3.0%
Mortgage-backed securities	10,118	9,639	9,095	8,504	7,863	-22.3%
Asset-backed collateralized debt obligations	111	102	102	120	147	32.4%
State and municipal bonds	3,969	4,047	4,126	4,284	4,338	9.3%
Hybrid and redeemable preferred securities	1,202	1,157	1,196	1,188	1,186	-1.3%
VIEs' fixed maturity securities	700	700	702	705	706	0.9%
Equity securities	137	139	126	154	156	13.9%
Total AFS securities	75,428	76,272	77,082	80,050	82,041	8.8%
Trading securities	2,726	2,675	2,650	2,649	2,650	-2.8%
Mortgage loans on real estate	6,893	6,942	6,938	6,804	6,690	-2.9%
Real estate	136	137	113	116	112	-17.6%
Policy loans	2,874	2,884	2,842	2,829	2,780	-3.3%
Derivative investments	3,029	3,151	2,244	3,399	3,072	1.4%
Other investments	1,105	1,069	1,043	1,041	1,123	1.6%
Total investments	92,191	93,130	92,912	96,888	98,468	6.8%
Cash and invested cash	4,833	4,510	3,516	5,257	4,373	-9.5%
DAC and VOBA	6,705	6,776	6,880	6,505	5,813	-13.3%
Premiums and fees receivable	383	408	437	388	366	-4.4%
Accrued investment income	1,023	981	1,026	1,021	1,067	4.3%
Reinsurance recoverables	6,659	6,526	6,534	6,601	6,424	-3.5%
Funds withheld reinsurance assets	881	874	866	863	846	-4.0%
Goodwill	3,019	2,273	2,273	2,273	2,273	-24.7%
Other assets	2,433	2,536	2,486	2,475	2,502	2.8%
Separate account assets	78,195	83,477	91,088	88,839	93,326	19.4%
Total assets	$196,322	$201,491	$208,018	$211,110	$215,458	9.7%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Future contract benefits	$19,988	$19,813	$18,784	$19,930	$19,232	-3.8%
Other contract holder funds	68,552	69,466	70,027	70,422	70,706	3.1%
Short-term debt	550	300	300	300	200	-63.6%
Long-term debt by rating agency leverage definitions:
Operating (see note (1) on page 15 for details)	1,122	1,122	1,122	1,122	1,122	0.0%
Financial	4,226	4,269	4,484	4,597	4,372	3.5%
Reinsurance related embedded derivatives	177	168	158	185	215	21.5%
Funds withheld reinsurance liabilities	1,072	1,045	1,043	999	987	-7.9%
Deferred gain on business sold through reinsurance	412	394	375	356	338	-18.0%
Payables for collateral on investments	3,855	3,733	2,875	5,070	4,566	18.4%
VIEs' liabilities	203	193	149	158	121	-40.4%
Other liabilities	3,983	4,273	4,352	4,950	5,036	26.4%
Separate account liabilities	78,195	83,477	91,088	88,839	93,326	19.4%
Total liabilities	182,335	188,253	194,757	196,928	200,221	9.8%

Stockholders' Equity
Common stock	7,792	7,590	7,448	7,310	7,214	-7.4%
Retained earnings	3,531	2,969	3,191	3,493	3,873	9.7%
AOCI:
Unrealized gain (loss) on AFS securities	2,842	2,948	2,934	3,627	4,354	53.2%
Unrealized OTTI on AFS securities	(110)	(110)	(119)	(117)	(99)	10.0%
Unrealized gain (loss) on derivative instruments	112	119	89	150	177	58.0%
Foreign currency translation adjustment	3	-	(3)	(4)	(3)	NM
Funded status of employee benefit plans	(183)	(278)	(279)	(277)	(279)	-52.5%
Total AOCI	2,664	2,679	2,622	3,379	4,150	55.8%
Total stockholders' equity	13,987	13,238	13,261	14,182	15,237	8.9%
Total liabilities and stockholders' equity	$196,322	$201,491	$208,018	$211,110	$215,458	9.7%

Page 4b

Lincoln Financial Group
Earnings, Shares, Return on Equity and Return to Stockholder Highlights
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
Income (Loss)
Income (loss) from operations	$329	$280	$296	$322	$335	1.8%	$977	$952	-2.6%
Net income (loss)	153	(539)	245	324	402	162.7%	770	971	26.1%

Earnings (Loss) Per Diluted Share
Income (loss) from operations	$1.03	$0.92	$1.00	$1.09	$1.18	14.6%	$3.05	$3.29	7.9%
Net income (loss)	0.47	(1.81)	0.83	1.10	1.41	200.0%	2.40	3.35	39.6%

Average Stockholders' Equity
Average equity, including AOCI	$13,272	$13,612	$13,249	$13,722	$14,710	10.8%	$12,506	$13,894	11.1%
Average AOCI	1,945	2,671	2,650	3,000	3,764	93.5%	1,286	3,138	144.0%
Average equity, excluding AOCI	$11,327	$10,941	$10,599	$10,722	$10,946	-3.4%	$11,220	$10,756	-4.1%

ROE
Income (loss) from operations	11.6%	10.2%	11.2%	12.0%	12.2%		11.6%	11.8%
Net income (loss)	5.4%	-19.7%	9.3%	12.1%	14.7%		9.2%	12.0%

Per Share
Dividends declared during the period	$0.05	$0.08	$0.08	$0.08	$0.08	60.0%	$0.15	$0.24	60.0%
Book value, including AOCI	46.34	45.42	46.44	50.77	55.36	19.5%	46.34	55.36	19.5%
Book value, excluding AOCI	37.51	36.23	37.25	38.68	40.28	7.4%	37.51	40.28	7.4%

Shares
Repurchased during the period	6.7	10.4	6.0	6.5	4.2	-38.1%	14.3	16.6	16.3%
Average for the period - diluted	312.0	303.4	295.9	290.0	284.7	-8.8%	318.5	289.8	-9.0%
End-of-period - assuming conversion of preferred	301.8	291.5	285.6	279.3	275.2	-8.8%	301.8	275.2	-8.8%
End-of-period - diluted	306.9	297.0	293.0	286.8	282.4	-8.0%	306.9	282.4	-8.0%

Cash Returned to Common Stockholders
Shares repurchased	$150	$200	$150	$150	$100	-33.3%	$375	$400	6.7%
Common dividends	15	15	23	23	22	46.7%	47	68	44.7%
Total cash returned to common stockholders	$165	$215	$173	$173	$122	-26.1%	$422	$468	10.9%

Lincoln Financial Group
Income (Loss) from Operations, Average Equity and ROE By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
Income (Loss) from Operations
Annuities	$153	$131	$137	$158	$139	-9.2%	$442	$433	-2.0%
Retirement Plan Services	39	33	35	38	29	-25.6%	129	101	-21.7%
Life Insurance	154	138	142	138	154	0.0%	433	434	0.2%
Group Protection	27	20	16	27	16	-40.7%	77	59	-23.4%
Other Operations	(44)	(42)	(34)	(39)	(3)	93.2%	(104)	(75)	27.9%
Income (loss) from operations	$329	$280	$296	$322	$335	1.8%	$977	$952	-2.6%

Average Equity, Excluding AOCI
Segment equity, excluding goodwill:
Annuities	$2,580	$2,828	$2,957	$3,088	$3,093	19.9%	$2,396	$3,046	27.1%
Retirement Plan Services	864	857	905	995	1,025	18.6%	878	975	11.0%
Life Insurance	5,660	5,628	5,710	5,864	5,938	4.9%	5,628	5,838	3.7%
Group Protection	875	889	906	927	955	9.1%	880	929	5.6%
Total segment equity, excluding goodwill	9,979	10,202	10,478	10,874	11,011	10.3%	9,782	10,788	10.3%
Other Operations and goodwill	1,348	739	121	(152)	(65)	NM	1,438	(32)	NM
Total average equity, excluding AOCI	$11,327	$10,941	$10,599	$10,722	$10,946	-3.4%	$11,220	$10,756	-4.1%

ROE
Segment ROE, excluding goodwill:
Annuities	23.8%	18.5%	18.5%	20.4%	17.9%		24.6%	19.0%
Retirement Plan Services	18.1%	15.6%	15.3%	15.2%	11.2%		19.5%	13.8%
Life Insurance	10.9%	9.8%	10.0%	9.4%	10.3%		10.2%	9.9%
Group Protection	12.3%	9.2%	7.1%	11.6%	6.5%		11.6%	8.4%
Consolidated ROE - income (loss) from operations	11.6%	10.2%	11.2%	12.0%	12.2%		11.6%	11.8%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
Annuities
Operating revenues	$711	$692	$731	$734	$745	4.8%	$2,179	$2,210	1.4%
Average account values	85,584	84,708	89,537	89,890	92,323	7.9%	86,815	90,604	4.4%
Net flows	663	345	293	701	396	-40.3%	1,845	1,391	-24.6%

Retirement Plan Services
Operating revenues	$247	$246	$252	$258	$255	3.2%	$771	$765	-0.8%
Average account values	38,911	38,634	40,834	41,315	42,315	8.7%	39,592	41,472	4.7%
Net flows	329	219	212	194	232	-29.5%	285	638	123.9%

Life Insurance
Operating revenues	$1,176	$1,187	$1,232	$1,237	$1,296	10.2%	$3,552	$3,765	6.0%
Average account values	34,493	34,848	35,643	36,064	36,355	5.4%	34,239	36,021	5.2%
Average in-force face amount	572,585	577,137	579,897	581,015	583,264	1.9%	568,709	581,392	2.2%
Net flows	963	1,031	751	723	695	-27.8%	2,652	2,169	-18.2%

Group Protection
Operating revenues	$479	$481	$504	$540	$517	7.9%	$1,458	$1,560	7.0%
Non-medical earned premiums	410	412	431	441	450	9.8%	1,221	1,322	8.3%

Consolidated
Operating revenues	$2,735	$2,715	$2,824	$2,882	$2,914	6.5%	$8,312	$8,621	3.7%
Average account values	158,988	158,190	166,014	167,269	170,993	7.6%	160,646	168,097	4.6%
Net flows	1,955	1,595	1,256	1,618	1,323	-32.3%	4,782	4,198	-12.2%

Lincoln Financial Group
Deposits, Net Flows and Account Balances By Segment
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
Deposits
Annuities	$2,709	$2,375	$2,480	$2,867	$2,677	-1.2%	$8,274	$8,025	-3.0%
Retirement Plan Services	1,456	1,570	1,511	1,291	1,717	17.9%	3,996	4,519	13.1%
Life Insurance	1,343	1,506	1,159	1,137	1,106	-17.6%	3,887	3,403	-12.5%
Total deposits	$5,508	$5,451	$5,150	$5,295	$5,500	-0.1%	$16,157	$15,947	-1.3%

Net Flows
Annuities	$663	$345	$293	$701	$396	-40.3%	$1,845	$1,391	-24.6%
Retirement Plan Services	329	219	212	194	232	-29.5%	285	638	123.9%
Life Insurance	963	1,031	751	723	695	-27.8%	2,652	2,169	-18.2%
Total net flows	$1,955	$1,595	$1,256	$1,618	$1,323	-32.3%	$4,782	$4,198	-12.2%

Account Balances as of End-of-Period
Annuities	$81,229	$85,534	$91,668	$90,377	$94,158	15.9%	$81,229	$94,158	15.9%
Retirement Plan Services	37,020	39,133	42,020	41,397	43,103	16.4%	37,020	43,103	16.4%
Life Insurance	34,419	35,278	36,008	36,121	36,589	6.3%	34,419	36,589	6.3%
Total account balances	$152,668	$159,945	$169,696	$167,895	$173,850	13.9%	$152,668	$173,850	13.9%

Average Account Balances
Annuities	$85,584	$84,708	$89,537	$89,890	$92,323	7.9%	$86,815	$90,604	4.4%
Retirement Plan Services	38,911	38,634	40,834	41,315	42,315	8.7%	39,592	41,472	4.7%
Life Insurance	34,493	34,848	35,643	36,064	36,355	5.4%	34,239	36,021	5.2%
Total average account balances	$158,988	$158,190	$166,014	$167,269	$170,993	7.6%	$160,646	$168,097	4.6%

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
Sales
Annuities:
Variable	$2,155	$2,028	$2,185	$2,422	$2,188	1.5%	$6,694	$6,796	1.5%
Fixed	554	347	295	445	489	-11.7%	1,580	1,229	-22.2%
Total Annuities	$2,709	$2,375	$2,480	$2,867	$2,677	-1.2%	$8,274	$8,025	-3.0%

Retirement Plan Services:
Small market	$312	$354	$418	$372	$362	16.0%	$953	$1,152	20.9%
Mid - large market	969	1,053	920	746	1,186	22.4%	2,504	2,852	13.9%
Multi-Fund® and other variable	175	163	173	173	169	-3.4%	539	515	-4.5%
Total Retirement Plan Services	$1,456	$1,570	$1,511	$1,291	$1,717	17.9%	$3,996	$4,519	13.1%

Life Insurance:
UL, excluding MoneyGuard®	$74	$75	$47	$51	$38	-48.6%	$242	$136	-43.8%
MoneyGuard®	48	65	41	41	40	-16.7%	121	121	0.0%
VUL	13	16	10	12	9	-30.8%	34	31	-8.8%
COLI and BOLI	8	57	11	11	9	12.5%	35	31	-11.4%
Term	12	15	13	13	16	33%	39	42	7.7%
Total Life Insurance	$155	$228	$122	$128	$112	-27.7%	$471	$361	-23.4%

Group Protection:
Life	$31	$91	$29	$33	$41	32.3%	$72	$101	40.3%
Disability	34	93	28	38	41	20.6%	83	107	28.9%
Dental	10	25	10	18	15	50.0%	32	44	37.5%
Total Group Protection	$75	$209	$67	$89	$97	29.3%	$187	$252	34.8%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
Operating Revenues
Annuities	$711	$692	$731	$734	$745	4.8%	$2,179	$2,210	1.4%
Retirement Plan Services	247	246	252	258	255	3.2%	771	765	-0.8%
Life Insurance	1,176	1,187	1,232	1,237	1,296	10.2%	3,552	3,765	6.0%
Group Protection	479	481	504	540	517	7.9%	1,458	1,560	7.0%
Other Operations	122	109	105	113	101	-17.2%	352	321	-8.8%
Total	$2,735	$2,715	$2,824	$2,882	$2,914	6.5%	$8,312	$8,621	3.7%

General and Administrative Expenses, Net of Amounts Capitalized
Annuities	$91	$100	$107	$97	$103	13.2%	$285	$307	7.7%
Retirement Plan Services	62	69	67	70	73	17.7%	189	211	11.6%
Life Insurance	100	110	108	102	105	5.0%	297	315	6.1%
Group Protection	48	55	52	53	57	18.8%	138	162	17.4%
Other Operations	20	15	23	23	25	25.0%	58	70	20.7%
Total	$321	$349	$357	$345	$363	13.1%	$967	$1,065	10.1%

General and Administrative Expenses, Net of Amounts Capitalized, As a % of Operating Revenues
Annuities	12.8%	14.4%	14.6%	13.2%	13.9%		13.1%	13.9%
Retirement Plan Services	25.0%	28.2%	26.6%	27.3%	28.7%		24.6%	27.5%
Life Insurance	8.5%	9.3%	8.8%	8.3%	8.1%		8.4%	8.4%
Group Protection	10.0%	11.5%	10.3%	9.9%	11.0%		9.4%	10.4%
Other Operations	17.4%	13.4%	21.3%	19.4%	24.8%		16.4%	21.7%
Total	11.7%	12.9%	12.6%	12.0%	12.5%		11.6%	12.4%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
Operating Commissions and Other Expenses Incurred
General and administrative expenses	$368	$409	$399	$394	$406	10.3%	$1,100	$1,199	9.0%
Commissions	476	483	448	466	453	-4.8%	1,450	1,369	-5.6%
Media expenses	17	18	16	16	16	-5.9%	51	49	-3.9%
Taxes, licenses and fees	75	62	62	55	70	-6.7%	191	187	-2.1%
Interest and debt expense	71	70	68	68	68	-4.2%	215	203	-5.6%
Expenses associated with reserve financing and unrelated letters of credit	11	13	13	13	14	27.3%	34	40	17.6%
Total operating commissions and other expenses incurred	1,018	1,055	1,006	1,012	1,027	0.9%	3,041	3,047	0.2%

Less Amounts Capitalized
General and administrative expenses	(47)	(60)	(42)	(49)	(43)	8.5%	(133)	(134)	-0.8%
Commissions	(281)	(290)	(238)	(260)	(242)	13.9%	(862)	(741)	14.0%
Taxes, licenses and fees	(13)	(14)	(10)	(10)	(8)	38.5%	(36)	(27)	25.0%
Total amounts capitalized	(341)	(364)	(290)	(319)	(293)	14.1%	(1,031)	(902)	12.5%
Total expenses incurred, net of amounts capitalized, excluding amortization	677	691	716	693	734	8.4%	2,010	2,145	6.7%

Amortization
Amortization of DAC and VOBA	425	170	200	204	376	-11.5%	676	780	15.4%
Amortization of intangibles	1	1	1	1	1	0.0%	3	3	0.0%
Total amortization	426	171	201	205	377	-11.5%	679	783	15.3%
Total operating commissions and other expenses	$1,103	$862	$917	$898	$1,111	0.7%	$2,689	$2,928	8.9%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
Annuities
Investments on reserves, excluding alternative	5.08%	4.98%	4.93%	4.86%	4.83%	(25)	5.18%	4.88%	(30)
Prepayment and make whole premiums	0.12%	0.09%	0.04%	0.07%	0.04%	(8)	0.16%	0.05%	(11)
Alternative investments	0.00%	0.00%	0.00%	0.01%	0.00%	-	0.00%	0.00%	-
Net investment income yield on reserves	5.20%	5.07%	4.97%	4.94%	4.87%	(33)	5.34%	4.93%	(41)
Interest rate credited to contract holders	3.33%	3.26%	3.15%	3.03%	2.94%	(39)	3.34%	3.04%	(30)
Interest rate spread	1.87%	1.81%	1.82%	1.91%	1.93%	6	2.00%	1.89%	(11)

Retirement Plan Services
Investments on reserves, excluding alternative	5.53%	5.40%	5.34%	5.28%	5.23%	(30)	5.57%	5.28%	(29)
Prepayment and make whole premiums	0.04%	0.05%	0.04%	0.02%	0.01%	(3)	0.20%	0.02%	(18)
Alternative investments	0.00%	0.01%	0.01%	0.02%	0.00%	-	0.01%	0.01%	-
Net investment income yield on reserves	5.57%	5.46%	5.39%	5.32%	5.24%	(33)	5.78%	5.31%	(47)
Interest rate credited to contract holders	3.31%	3.28%	3.22%	3.22%	3.22%	(9)	3.34%	3.22%	(12)
Interest rate spread	2.26%	2.18%	2.17%	2.10%	2.02%	(24)	2.44%	2.09%	(35)

Life Insurance
Attributable to interest-sensitive products:
Investments on reserves, excluding alternative	5.74%	5.71%	5.77%	5.75%	5.60%	(14)	5.82%	5.70%	(12)
Prepayment and make whole premiums	0.06%	0.03%	0.02%	0.07%	0.02%	(4)	0.08%	0.04%	(4)
Alternative investments	0.16%	0.00%	0.17%	0.15%	0.03%	(13)	0.26%	0.12%	(14)
Net investment income yield on reserves	5.96%	5.74%	5.96%	5.97%	5.65%	(31)	6.16%	5.86%	(30)
Interest rate credited to contract holders	4.10%	4.05%	3.95%	3.92%	3.92%	(18)	4.09%	3.93%	(16)
Interest rate spread	1.86%	1.69%	2.01%	2.05%	1.73%	(13)	2.07%	1.93%	(14)

Attributable to traditional products:
Investments on reserves, excluding alternative	5.90%	5.81%	5.73%	5.79%	5.67%	(23)	5.93%	5.73%	(20)
Prepayment and make whole premiums	0.03%	0.01%	0.00%	0.04%	0.00%	(3)	0.04%	0.01%	(3)
Alternative investments	0.00%	0.01%	0.01%	0.02%	0.00%	-	0.01%	0.01%	-
Net investment income yield on reserves	5.93%	5.83%	5.74%	5.85%	5.67%	(26)	5.98%	5.75%	(23)

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 9/30/11		As of 12/31/11		As of 9/30/12
	Amount	%	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds	$58,263	74.5%	$59,261	75.1%	$66,476	78.5%
U.S. government bonds	286	0.4%	494	0.6%	508	0.6%
Foreign government bonds	642	0.8%	733	0.9%	661	0.8%
Mortgage-backed securities	10,118	12.9%	9,639	12.2%	7,863	9.3%
Asset-backed collateralized debt obligations	111	0.1%	102	0.1%	147	0.2%
State and municipal bonds	3,969	5.1%	4,047	5.1%	4,338	5.1%
Hybrid and redeemable preferred securities	1,202	1.5%	1,157	1.5%	1,186	1.4%
VIEs' fixed maturity securities	700	0.9%	700	0.9%	706	0.8%
Equity securities	137	0.2%	139	0.2%	156	0.2%
Total AFS securities	75,428	96.5%	76,272	96.6%	82,041	96.9%
Trading securities	2,726	3.5%	2,675	3.4%	2,650	3.1%
Total AFS and trading securities	$78,154	100.0%	$78,947	100.0%	$84,691	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities	$71,395	99.8%	$71,960	99.8%	$74,664	99.8%
Equity securities	132	0.2%	137	0.2%	144	0.2%
Total AFS and trading securities	$71,527	100.0%	$72,097	100.0%	$74,808	100.0%

% of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		95.0%		94.4%		94.8%
Below investment grade		5.0%		5.6%		5.2%

	For the Three Months Ended						For the Nine Months Ended
	09/30/11	12/31/11	03/31/12	06/30/12	09/30/12	Change	09/30/11	09/30/12	Change
Net Investment Income	$1,151	$1,129	$1,166	$1,197	$1,146	-0.4%	$3,522	$3,509	-0.4%

Average Invested Assets, at Amortized Cost	82,254	83,211	83,883	84,958	85,802	4.3%	81,117	84,881	4.6%

Net Investment Income Yield	5.60%	5.43%	5.56%	5.64%	5.34%	(26)	5.79%	5.51%	(28)

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$23	$25	$27	$25	$31	34.8%	$69	$83	20.3%
Total excluded realized gain (loss)	(186)	(149)	(112)	18	39	121.0%	(239)	(55)	77.0%
Total realized gain (loss), pre-tax	$(163)	$(124)	$(85)	$43	$70	142.9%	$(170)	$28	116.5%

Realized Gain (Loss) Net of Benefit Ratio Unlocking, After-Tax
Realized gain (loss) related to investments	$(98)	$(28)	$6	$(45)	$3	103.1%	$(123)	$(35)	71.5%
Variable annuity net derivative results:
Hedge program performance, including for GLB reserves hedged	(169)	5	19	(38)	99	158.6%	(199)	81	140.7%
GLB non-performance risk component	106	(49)	(85)	86	(61)	NM	127	(60)	NM
Total variable annuity net derivative results	(63)	(44)	(66)	48	38	160.3%	(72)	21	129.2%
Indexed annuity forward-starting option	(2)	-	10	(1)	(6)	NM	-	3	NM
Excluded realized gain (loss) net of benefit ratio unlocking, after-tax	$(163)	$(72)	$(50)	$2	$35	121.5%	$(195)	$(11)	94.4%

Components of Realized Gain (Loss) Related to Investments, After-Tax
OTTI	$(17)	$(16)	$(31)	$(21)	$(21)	-23.1%	$(64)	$(73)	-14.3%
Other realized gain (loss) related to certain investments	(12)	(21)	(1)	(12)	(14)	-17.4%	4	(26)	NM
Gain (loss) on the mark-to-market on certain instruments	(69)	9	38	(12)	38	155.1%	(63)	64	201.6%
Total realized gain (loss) related to investments, after-tax	$(98)	$(28)	$6	$(45)	$3	103.1%	$(123)	$(35)	71.5%

Lincoln Financial Group
Select Liquidity and Rating Agency Data
Unaudited (millions of dollars)

	As of
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change
Leverage Ratio
Short-term debt	$550	$300	$300	$300	$200	-63.6%
Long-term debt	5,348	5,391	5,606	5,719	5,494	2.7%
Total debt	5,898	5,691	5,906	6,019	5,694	-3.5%
Less:
Long-term operating debt (1)	1,122	1,122	1,122	1,122	1,122	0.0%
75% of capital securities	908	908	908	908	908	0.0%
Carrying value of fair value hedges	278	320	234	330	330	18.7%
Total numerator	$3,590	$3,341	$3,642	$3,659	$3,334	-7.1%

Stockholders' equity, excluding AOCI	$11,323	$10,559	$10,639	$10,803	$11,087	-2.1%
Total debt	5,898	5,691	5,906	6,019	5,694	-3.5%
Total denominator	$17,221	$16,250	$16,545	$16,822	$16,781	-2.6%

Leverage ratio	20.8%	20.6%	22.0%	21.8%	19.9%

Holding Company Available Cash	$771	$589	$876	$838	$618	-19.8%

Ratings as of November 1, 2012
Standard
	A.M. Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	a-	BBB+	Baa2	A-

Financial Strength Ratings
Lincoln National Life Insurance Company	A+	A+	A2	AA-
First Penn-Pacific Life Insurance Company	A+	A+	A2	A-
Lincoln Life & Annuity Company of New York	A+	A+	A2	AA-

(1)
We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary.

Lincoln Financial Group
Annuities - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$15	$14	$17	$18	$29	93.3%	$60	$64	6.7%
Insurance fees	317	299	325	323	332	4.7%	948	980	3.4%
Net investment income	271	270	272	279	268	-1.1%	837	819	-2.2%
Operating realized gain (loss)	23	25	27	25	30	30.4%	69	82	18.8%
Other revenues and fees	85	84	90	89	86	1.2%	265	265	0.0%
Total operating revenues	711	692	731	734	745	4.8%	2,179	2,210	1.4%
Operating expenses:
Interest credited	177	169	171	163	146	-17.5%	530	480	-9.4%
Benefits	87	47	45	49	131	50.6%	165	226	37.0%
Commissions incurred	182	173	183	202	203	11.5%	552	588	6.5%
Other expenses incurred	177	182	196	187	190	7.3%	553	573	3.6%
Amounts capitalized	(137)	(123)	(124)	(149)	(138)	-0.7%	(405)	(411)	-1.5%
Amortization	65	90	98	86	40	-38.5%	261	224	-14.2%
Total operating expenses	551	538	569	538	572	3.8%	1,656	1,680	1.4%
Income (loss) from operations before taxes	160	154	162	196	173	8.1%	523	530	1.3%
Federal income tax expense (benefit)	7	23	25	38	34	NM	81	97	19.8%
Income (loss) from operations	$153	$131	$137	$158	$139	-9.2%	$442	$433	-2.0%

Effective Federal Income Tax Rate	4.2%	15.2%	15.4%	19.6%	19.7%		15.4%	18.4%

Average Equity, Excluding Goodwill and AOCI	$2,580	$2,828	$2,957	$3,088	$3,093	19.9%	$2,396	$3,046	27.1%

ROE, Excluding Goodwill	23.8%	18.5%	18.5%	20.4%	17.9%		24.6%	19.0%

Return on Average Account Values	72	62	61	70	60	(12)	68	64	(4)

Account Values
Separate account values:
Average	$65,169	$64,173	$69,003	$69,222	$71,535	9.8%	$66,625	$69,926	5.0%
End-of-period	60,774	65,010	71,059	69,615	73,401	20.8%	60,774	73,401	20.8%
General account values:
Average	20,415	20,535	20,534	20,668	20,788	1.8%	20,190	20,678	2.4%
End-of-period	20,455	20,524	20,609	20,762	20,757	1.5%	20,455	20,757	1.5%

Lincoln Financial Group
Retirement Plan Services - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
Income (Loss) from Operations
Operating revenues:
Insurance fees	$51	$49	$52	$53	$53	3.9%	$161	$158	-1.9%
Net investment income	193	194	197	202	199	3.1%	598	598	0.0%
Other revenues and fees	3	3	3	3	3	0.0%	12	9	-25.0%
Total operating revenues	247	246	252	258	255	3.2%	771	765	-0.8%
Operating expenses:
Interest credited	109	112	111	112	114	4.6%	326	337	3.4%
Benefits	2	-	-	-	-	-100.0%	2	-	-100.0%
Commissions incurred	16	17	18	17	17	6.3%	50	52	4.0%
Other expenses incurred	68	74	76	78	81	19.1%	212	236	11.3%
Amounts capitalized	(8)	(9)	(10)	(9)	(9)	-12.5%	(26)	(28)	-7.7%
Amortization	7	7	10	10	13	85.7%	26	33	26.9%
Total operating expenses	194	201	205	208	216	11.3%	590	630	6.8%
Income (loss) from operations before taxes	53	45	47	50	39	-26.4%	181	135	-25.4%
Federal income tax expense (benefit)	14	12	12	12	10	-28.6%	52	34	-34.6%
Income (loss) from operations	$39	$33	$35	$38	$29	-25.6%	$129	$101	-21.7%

Effective Federal Income Tax Rate	26.9%	26.4%	26.1%	24.0%	26.0%		29.0%	25.3%

Average Equity, Excluding Goodwill and AOCI	$864	$857	$905	$995	$1,025	18.6%	$878	$975	11.0%

ROE, Excluding Goodwill	18.1%	15.6%	15.3%	15.2%	11.2%		19.5%	13.8%

Return on Average Account Values	40	35	34	37	27	(13)	43	33	(10)

Account Values
Separate account values:
Average	$13,217	$12,783	$13,589	$13,373	$13,558	2.6%	$13,889	$13,507	-2.8%
End-of-period	12,122	12,867	13,959	13,338	13,788	13.7%	12,122	13,788	13.7%
Mutual fund account values:
Average	12,450	12,327	13,522	14,039	14,631	17.5%	12,655	14,047	11.0%
End-of-period	11,503	12,636	14,241	14,056	15,073	31.0%	11,503	15,073	31.0%
General account values:
Average	13,244	13,524	13,723	13,903	14,126	6.7%	13,048	13,918	6.7%
End-of-period	13,395	13,630	13,820	14,003	14,242	6.3%	13,395	14,242	6.3%

Lincoln Financial Group
Life Insurance - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$104	$117	$109	$114	$103	-1.0%	$324	$326	0.6%
Insurance fees	498	505	529	511	605	21.5%	1,473	1,645	11.7%
Net investment income	569	558	588	606	578	1.6%	1,736	1,773	2.1%
Operating realized gain (loss)	-	-	-	(1)	1	NM	-	1	NM
Other revenues and fees	5	7	6	7	9	80.0%	19	20	5.3%
Total operating revenues	1,176	1,187	1,232	1,237	1,296	10.2%	3,552	3,765	6.0%
Operating expenses:
Interest credited	312	314	311	311	319	2.2%	921	941	2.2%
Benefits	152	460	475	477	296	94.7%	1,209	1,248	3.2%
Commissions incurred	161	179	130	126	115	-28.6%	500	371	-25.8%
Other expenses incurred	171	180	174	168	168	-1.8%	498	510	2.4%
Amounts capitalized	(183)	(211)	(145)	(143)	(131)	28.4%	(569)	(420)	26.2%
Amortization	344	61	80	97	313	-9.0%	362	490	35.4%
Total operating expenses	957	983	1,025	1,036	1,080	12.9%	2,921	3,140	7.5%
Income (loss) from operations before taxes	219	204	207	201	216	-1.4%	631	625	-1.0%
Federal income tax expense (benefit)	65	66	65	63	62	-4.6%	198	191	-3.5%
Income (loss) from operations	$154	$138	$142	$138	$154	0.0%	$433	$434	0.2%

Effective Federal Income Tax Rate	29.8%	32.3%	31.5%	31.3%	28.8%		31.5%	30.5%

Average Equity, Excluding Goodwill and AOCI	$5,660	$5,628	$5,710	$5,864	$5,938	4.9%	$5,628	$5,838	3.7%

ROE, Excluding Goodwill	10.9%	9.8%	10.0%	9.4%	10.3%		10.2%	9.9%

Average Account Values	$34,493	$34,848	$35,643	$36,064	$36,355	5.4%	$34,239	$36,021	5.2%

In-Force Face Amount
UL and other	$304,475	$307,900	$307,957	$308,763	$308,470	1.3%	$304,475	$308,470	1.3%
Term insurance	269,969	271,931	272,006	273,305	275,992	2.2%	269,969	275,992	2.2%
Total in-force face amount	$574,444	$579,831	$579,963	$582,068	$584,462	1.7%	$574,444	$584,462	1.7%

Lincoln Financial Group
Group Protection - Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$440	$442	$463	$495	$473	7.5%	$1,337	$1,431	7.0%
Net investment income	37	37	38	42	41	10.8%	115	121	5.2%
Other revenues and fees	2	2	3	3	3	50.0%	6	8	33.3%
Total operating revenues	479	481	504	540	517	7.9%	1,458	1,560	7.0%
Operating expenses:
Interest credited	1	1	1	1	1	0.0%	2	3	0.5
Benefits	319	323	350	368	360	12.9%	991	1,078	8.8%
Commissions incurred	50	51	54	53	55	10.0%	150	162	8.0%
Other expenses incurred	72	85	73	82	82	13.9%	200	237	18.5%
Amounts capitalized	(13)	(21)	(11)	(17)	(15)	-15.4%	(31)	(43)	-38.7%
Amortization	9	11	12	11	10	11.1%	28	33	17.9%
Total operating expenses	438	450	479	498	493	12.6%	1,340	1,470	9.7%
Income (loss) from operations before taxes	41	31	25	42	24	-41.5%	118	90	-23.7%
Federal income tax expense (benefit)	14	11	9	15	8	-42.9%	41	31	-24.4%
Income (loss) from operations	$27	$20	$16	$27	$16	-40.7%	$77	$59	-23.4%

Effective Federal Income Tax Rate	35.0%	35.0%	35.0%	35.6%	34.2%		35.0%	35.1%

Average Equity, Excluding Goodwill and AOCI	$875	$889	$906	$927	$955	9.1%	$880	$929	5.6%

ROE, Excluding Goodwill	12.3%	9.2%	7.1%	11.6%	6.5%		11.6%	8.4%

Loss Ratios by Product Line
Life	72.1%	75.1%	78.2%	75.0%	76.8%		74.7%	76.7%
Disability	70.4%	69.6%	70.1%	69.6%	76.3%		70.0%	72.0%
Dental	76.2%	71.6%	82.1%	76.5%	69.0%		80.0%	75.7%
Total non-medical	71.8%	72.2%	74.9%	72.7%	75.7%		73.1%	74.4%
Medical	86.9%	88.6%	87.6%	89.7%	85.4%		87.8%	88.1%

Lincoln Financial Group
Other Operations and Discontinued Operations - Select Earnings Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
Other Operations
Operating revenues:
Insurance premiums	$1	$-	$-	$3	$-	-100.0%	$1	$4	300.0%
Net investment income	80	71	70	68	61	-23.8%	237	198	-16.5%
Amortization of deferred gain on business sold through reinsurance	18	18	18	18	18	0.0%	54	54	0.0%
Media revenues	20	21	17	21	21	5.0%	56	60	7.1%
Other revenues and fees	3	(1)	-	3	1	-66.7%	4	5	25.0%
Total operating revenues	122	109	105	113	101	-17.2%	352	321	-8.8%
Operating expenses:
Interest credited	27	28	31	30	30	11.1%	85	91	7.1%
Benefits	34	31	28	35	43	26.5%	95	105	10.5%
Media expenses	17	18	16	16	16	-5.9%	51	49	-3.9%
Commissions and other expenses	34	28	19	15	33	-2.9%	62	69	11.3%
Interest and debt expenses	71	70	68	68	68	-4.2%	215	203	-5.6%
Total operating expenses	183	175	162	164	190	3.8%	508	517	1.8%
Income (loss) from operations before taxes	(61)	(66)	(57)	(51)	(89)	-45.9%	(156)	(196)	-25.6%
Federal income tax expense (benefit)	(17)	(24)	(23)	(12)	(86)	NM	(52)	(121)	NM
Income (loss) from operations	$(44)	$(42)	$(34)	$(39)	$(3)	93.2%	$(104)	$(75)	27.9%

Discontinued Operations
Gain (loss) on disposal before taxes	$(3)	$-	$(1)	$-	$-	100.0%	$(3)	$(1)	66.7%
Federal income tax expense (benefit)	5	-	-	-	(28)	NM	5	(28)	NM
Gain (loss) on disposal	$(8)	$-	$(1)	$-	$28	NM	$(8)	$27	NM

Lincoln Financial Group
Consolidated - DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
DAC and VOBA
Balance as of beginning-of-period	$7,699	$6,705	$6,776	$6,880	$6,505	-16%	$7,414	$6,776	-8.6%
Business sold through reinsurance	2	11	-	-	2	0.0%	2	2	0.0%
Deferrals	341	364	290	319	293	-14%	1,031	902	-12.5%
Operating amortization	(425)	(170)	(200)	(204)	(376)	12%	(676)	(780)	-15.4%
Deferrals, net of operating amortization	(84)	194	90	115	(83)	1%	355	122	-65.6%
Amortization associated with benefit ratio unlocking	7	(5)	(5)	2	(2)	NM	6	(5)	NM
Adjustment related to realized (gains) losses	3	12	19	(34)	(31)	NM	(36)	(45)	-25.0%
Adjustment related to unrealized (gains) losses	(922)	(141)	-	(458)	(578)	37%	(1,036)	(1,037)	-0.1%
Balance as of end-of-period	$6,705	$6,776	$6,880	$6,505	$5,813	-13%	$6,705	$5,813	-13.3%

DSI
Balance as of beginning-of-period	$276	$268	$271	$268	$260	-6%	$286	$271	-5.2%
Deferrals	11	10	9	10	11	0.0%	29	30	3.4%
Operating amortization	(10)	(5)	(12)	(10)	3	130%	(34)	(19)	44.1%
Deferrals, net of operating amortization	1	5	(3)	-	14	NM	(5)	11	NM
Amortization associated with benefit ratio unlocking	1	(1)	(1)	-	-	-100%	1	(1)	NM
Adjustment related to realized (gains) losses	(1)	2	2	(4)	(4)	NM	(3)	(5)	-66.7%
Adjustment related to unrealized (gains) losses	(9)	(3)	(1)	(4)	(18)	-100%	(11)	(24)	NM
Balance as of end-of-period	$268	$271	$268	$260	$252	-6%	$268	$252	-6.0%

DFEL
Balance as of beginning-of-period	$1,694	$1,338	$1,369	$1,404	$1,261	-26%	$1,502	$1,369	-8.9%
Deferrals	134	132	90	88	78	-42%	411	256	-37.7%
Operating amortization	(40)	(36)	(50)	(42)	(130)	NM	(100)	(222)	NM
Deferrals, net of operating amortization	94	96	40	46	(52)	NM	311	34	-89.1%
Amortization associated with benefit ratio unlocking	2	(1)	(1)	-	(1)	NM	1	(1)	NM
Adjustment related to realized (gains) losses	(4)	1	5	(6)	(12)	NM	(10)	(12)	-20.0%
Adjustment related to unrealized (gains) losses	(448)	(65)	(9)	(183)	(195)	56%	(466)	(389)	16.5%
Balance as of end-of-period	$1,338	$1,369	$1,404	$1,261	$1,001	-25%	$1,338	$1,001	-25.2%

Lincoln Financial Group
Annuities - DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
DAC and VOBA
Balance as of beginning-of-period	$1,913	$1,877	$1,912	$1,965	$1,940	1.4%	$1,882	$1,912	1.6%
Deferrals	137	123	125	149	138	0.7%	405	411	1.5%
Operating amortization	(65)	(90)	(98)	(86)	(40)	38.5%	(261)	(224)	14.2%
Deferrals, net of operating amortization	72	33	27	63	98	36.1%	144	187	29.9%
Amortization associated with benefit ratio unlocking	7	(5)	(4)	2	(2)	NM	6	(5)	NM
Adjustment related to realized (gains) losses	1	13	17	(34)	(32)	NM	(15)	(48)	NM
Adjustment related to unrealized (gains) losses	(116)	(6)	13	(56)	(94)	19.0%	(140)	(136)	2.9%
Balance as of end-of-period	$1,877	$1,912	$1,965	$1,940	$1,910	1.8%	$1,877	$1,910	1.8%

DSI
Balance as of beginning-of-period	$274	$266	$269	$267	$258	-5.8%	$284	$269	-5.3%
Deferrals	10	10	9	10	11	10.0%	29	30	3.4%
Operating amortization	(11)	(5)	(12)	(10)	3	127.3%	(34)	(19)	44.1%
Deferrals, net of operating amortization	(1)	5	(3)	-	14	NM	(5)	11	NM
Amortization associated with benefit ratio unlocking	1	(1)	(1)	-	-	-100.0%	1	(1)	NM
Adjustment related to realized (gains) losses	(1)	1	3	(4)	(4)	NM	(3)	(5)	-66.7%
Adjustment related to unrealized (gains) losses	(7)	(2)	(1)	(5)	(18)	NM	(11)	(24)	NM
Balance as of end-of-period	$266	$269	$267	$258	$250	-6.0%	$266	$250	-6.0%

DFEL
Balance as of beginning-of-period	$247	$249	$263	$267	$265	7.3%	$222	$263	18.5%
Deferrals	16	10	6	7	5	-68.8%	51	18	-64.7%
Operating amortization	(9)	4	(5)	(3)	2	122.2%	(20)	(7)	65.0%
Deferrals, net of operating amortization	7	14	1	4	7	0.0%	31	11	-64.5%
Amortization associated with benefit ratio unlocking	2	(1)	(1)	-	(1)	NM	1	(1)	NM
Adjustment related to realized (gains) losses	(5)	2	5	(6)	(12)	NM	(6)	(13)	NM
Adjustment related to unrealized (gains) losses	(2)	(1)	(1)	-	(1)	50.0%	1	(2)	NM
Balance as of end-of-period	$249	$263	$267	$265	$258	3.6%	$249	$258	3.6%

Lincoln Financial Group
Retirement Plan Services, Life Insurance and Group Protection - DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
DAC and VOBA - Retirement Plan Services
Balance as of beginning-of-period	$217	$189	$183	$165	$145	-33.2%	$195	$183	-6.2%
Deferrals	8	9	10	9	9	12.5%	26	28	7.7%
Operating amortization	(7)	(7)	(10)	(10)	(13)	-85.7%	(26)	(33)	-26.9%
Deferrals, net of operating amortization	1	2	-	(1)	(4)	NM	-	(5)	NM
Adjustment related to unrealized (gains) losses	(29)	(8)	(18)	(19)	(33)	-13.8%	(6)	(70)	NM
Balance as of end-of-period	$189	$183	$165	$145	$108	-42.9%	$189	$108	-42.9%

DAC and VOBA - Life Insurance
Balance as of beginning-of-period	$5,417	$4,484	$4,516	$4,586	$4,251	-21.5%	$5,186	$4,516	-12.9%
Business sold through reinsurance	2	11	-	-	2	0.0%	2	2	0.0%
Deferrals	183	211	145	143	131	-28.4%	569	420	-26.2%
Operating amortization	(344)	(61)	(80)	(97)	(313)	9.0%	(362)	(490)	-35.4%
Deferrals, net of operating amortization	(161)	150	65	46	(182)	-13.0%	207	(70)	NM
Adjustment related to realized (gains) losses	3	(1)	1	(1)	1	-66.7%	(21)	3	114.3%
Adjustment related to unrealized (gains) losses	(777)	(128)	4	(380)	(452)	41.8%	(890)	(831)	6.6%
Balance as of end-of-period	$4,484	$4,516	$4,586	$4,251	$3,620	-19.3%	$4,484	$3,620	-19.3%

DFEL - Life Insurance
Balance as of beginning-of-period	$1,447	$1,088	$1,106	$1,136	$997	-31.1%	$1,280	$1,106	-13.6%
Deferrals	119	122	83	82	73	-38.7%	360	238	-33.9%
Operating amortization	(31)	(39)	(45)	(39)	(132)	NM	(80)	(216)	NM
Deferrals, net of operating amortization	88	83	38	43	(59)	NM	280	22	-92.1%
Adjustment related to realized (gains) losses	1	-	-	-	-	-100.0%	(3)	-	100.0%
Adjustment related to unrealized (gains) losses	(448)	(65)	(8)	(182)	(196)	56.3%	(469)	(386)	17.7%
Balance as of end-of-period	$1,088	$1,106	$1,136	$997	$742	-31.8%	$1,088	$742	-31.8%

DAC and VOBA - Group Protection
Balance as of beginning-of-period	$151	$155	$165	$164	$170	12.6%	$151	$165	9.3%
Deferrals	13	21	11	17	15	15.4%	32	43	34.4%
Operating amortization	(9)	(11)	(12)	(11)	(10)	-11.1%	(28)	(33)	-17.9%
Deferrals, net of operating amortization	4	10	(1)	6	5	25.0%	4	10	150.0%
Balance as of end-of-period	$155	$165	$164	$170	$175	12.9%	$155	$175	12.9%

Lincoln Financial Group
Annuities - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
Fixed Annuities
Balance as of beginning-of-period	$17,938	$18,009	$18,106	$18,186	$18,273	1.9%	$17,420	$18,106	3.9%
Gross deposits	554	347	295	445	489	-11.7%	1,580	1,229	-22.2%
Withdrawals and deaths	(508)	(475)	(465)	(477)	(599)	-17.9%	(1,368)	(1,541)	-12.6%
Net flows	46	(128)	(170)	(32)	(110)	NM	212	(312)	NM
Reinvested interest credited	15	215	241	110	173	NM	348	523	50.3%
Sales inducements deferred	10	10	9	9	11	10.0%	29	30	3.4%
Balance as of end-of-period, gross	18,009	18,106	18,186	18,273	18,347	1.9%	18,009	18,347	1.9%
Reinsurance ceded	(920)	(901)	(883)	(871)	(884)	3.9%	(920)	(884)	3.9%
Balance as of end-of-period, net	$17,089	$17,205	$17,303	$17,402	$17,463	2.2%	$17,089	$17,463	2.2%

Variable Annuities
Balance as of beginning-of-period	$71,837	$64,140	$68,330	$74,366	$72,976	1.6%	$68,390	$68,330	-0.1%
Gross deposits	2,155	2,028	2,185	2,422	2,188	1.5%	6,694	6,796	1.5%
Withdrawals and deaths	(1,538)	(1,555)	(1,722)	(1,689)	(1,682)	-9.4%	(5,061)	(5,093)	-0.6%
Net flows	617	473	463	733	506	-18.0%	1,633	1,703	4.3%
Change in market value and reinvestment	(8,314)	3,717	5,573	(2,123)	3,214	138.7%	(5,883)	6,663	213.3%
Balance as of end-of-period, gross	64,140	68,330	74,366	72,976	76,696	19.6%	64,140	76,696	19.6%
Reinsurance ceded	-	(1)	(1)	(1)	(1)	NM	-	(1)	NM
Balance as of end-of-period	$64,140	$68,329	$74,365	$72,975	$76,695	19.6%	$64,140	$76,695	19.6%

Balance as of beginning-of-period	$89,775	$82,149	$86,436	$92,552	$91,249	1.6%	$85,810	$86,436	0.7%
Gross deposits	2,709	2,375	2,480	2,867	2,677	-1.2%	8,274	8,025	-3.0%
Withdrawals and deaths	(2,046)	(2,030)	(2,187)	(2,166)	(2,281)	-11.5%	(6,429)	(6,634)	-3.2%
Net flows	663	345	293	701	396	-40.3%	1,845	1,391	-24.6%
Change in market value and reinvestment	(8,299)	3,932	5,814	(2,013)	3,387	140.8%	(5,535)	7,186	229.8%
Sales inducements deferred	10	10	9	9	11	10.0%	29	30	3.4%
Balance as of end-of-period, gross	82,149	86,436	92,552	91,249	95,043	15.7%	82,149	95,043	15.7%
Reinsurance ceded	(920)	(902)	(884)	(872)	(885)	3.8%	(920)	(885)	3.8%
Balance as of end-of-period, net	$81,229	$85,534	$91,668	$90,377	$94,158	15.9%	$81,229	$94,158	15.9%

Lincoln Financial Group
Retirement Plan Services - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
Small Market
Balance as of beginning-of-period	$6,566	$5,856	$6,167	$6,641	$6,470	-1.5%	$6,396	$6,168	-3.6%
Gross deposits	312	354	418	372	362	16.0%	953	1,152	20.9%
Withdrawals and deaths	(336)	(357)	(412)	(368)	(330)	1.8%	(1,045)	(1,110)	-6.2%
Net flows	(24)	(3)	6	4	32	233.3%	(92)	42	145.7%
Transfers between fixed and variable accounts	-	11	(11)	-	(5)	NM	(6)	(16)	NM
Change in market value and reinvestment	(686)	303	479	(175)	269	139.2%	(442)	572	229.4%
Balance as of end-of-period	$5,856	$6,167	$6,641	$6,470	$6,766	15.5%	$5,856	$6,766	15.5%

Mid - Large Market
Balance as of beginning-of-period	$17,333	$16,106	$17,435	$19,199	$19,139	10.4%	$16,207	$17,434	7.6%
Gross deposits	969	1,053	920	746	1,186	22.4%	2,504	2,852	13.9%
Withdrawals and deaths	(408)	(632)	(505)	(395)	(798)	-95.6%	(1,463)	(1,697)	-16.0%
Net flows	561	421	415	351	388	-30.8%	1,041	1,155	11.0%
Transfers between fixed and variable accounts	(19)	(11)	(2)	(5)	(17)	10.5%	(57)	(24)	57.9%
Change in market value and reinvestment	(1,769)	919	1,351	(406)	783	144.3%	(1,085)	1,728	259.3%
Balance as of end-of-period	$16,106	$17,435	$19,199	$19,139	$20,293	26.0%	$16,106	$20,293	26.0%

Multi-Fund® and Other
Balance as of beginning-of-period	$16,388	$15,058	$15,531	$16,180	$15,788	-3.7%	$16,221	$15,531	-4.3%
Gross deposits	175	163	173	173	169	-3.4%	539	515	-4.5%
Withdrawals and deaths	(383)	(362)	(382)	(334)	(357)	6.8%	(1,203)	(1,074)	10.7%
Net flows	(208)	(199)	(209)	(161)	(188)	9.6%	(664)	(559)	15.8%
Change in market value and reinvestment	(1,122)	672	858	(231)	444	139.6%	(499)	1,072	NM
Balance as of end-of-period	$15,058	$15,531	$16,180	$15,788	$16,044	6.5%	$15,058	$16,044	6.5%

Total
Balance as of beginning-of-period	$40,287	$37,020	$39,133	$42,020	$41,397	2.8%	$38,824	$39,133	0.8%
Gross deposits	1,456	1,570	1,511	1,291	1,717	17.9%	3,996	4,519	13.1%
Withdrawals and deaths	(1,127)	(1,351)	(1,299)	(1,097)	(1,485)	-31.8%	(3,711)	(3,881)	-4.6%
Net flows	329	219	212	194	232	-29.5%	285	638	123.9%
Transfers between fixed and variable accounts	(19)	-	(13)	(5)	(22)	-15.8%	(63)	(40)	36.5%
Change in market value and reinvestment	(3,577)	1,894	2,688	(812)	1,496	141.8%	(2,026)	3,372	266.4%
Balance as of end-of-period	$37,020	$39,133	$42,020	$41,397	$43,103	16.4%	$37,020	$43,103	16.4%

Lincoln Financial Group
Life Insurance - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
Interest-Sensitive Life
Balance as of beginning-of-period	$30,148	$30,638	$31,219	$31,494	$31,750	5.3%	$29,365	$31,219	6.3%
Deposits	1,165	1,297	991	990	971	-16.7%	3,376	2,952	-12.6%
Withdrawals and deaths	(232)	(268)	(307)	(321)	(327)	-40.9%	(823)	(955)	-16.0%
Net flows	933	1,029	684	669	644	-31.0%	2,553	1,997	-21.8%
Contract holder assessments	(726)	(751)	(710)	(712)	(712)	1.9%	(2,165)	(2,134)	1.4%
Reinvested interest credited	283	303	301	299	304	7.4%	885	904	2.1%
Balance as of end-of-period, gross	30,638	31,219	31,494	31,750	31,986	4.4%	30,638	31,986	4.4%
Reinsurance ceded	(877)	(870)	(862)	(859)	(847)	3.4%	(877)	(847)	3.4%
Balance as of end-of-period, net	$29,761	$30,349	$30,632	$30,891	$31,139	4.6%	$29,761	$31,139	4.6%

VUL
Balance as of beginning-of-period	$6,157	$5,375	$5,687	$6,202	$6,005	-2.5%	$5,962	$5,687	-4.6%
Deposits	178	209	168	147	135	-24.2%	511	451	-11.7%
Withdrawals and deaths	(148)	(207)	(101)	(93)	(84)	43.2%	(412)	(279)	32.3%
Net flows	30	2	67	54	51	70.0%	99	172	73.7%
Contract holder assessments	(93)	(93)	(95)	(88)	(104)	-11.8%	(276)	(287)	-4.0%
Change in market value and reinvestment	(719)	403	543	(163)	310	143.1%	(410)	690	268.3%
Balance as of end-of-period, gross	5,375	5,687	6,202	6,005	6,262	16.5%	5,375	6,262	16.5%
Reinsurance ceded	(717)	(758)	(826)	(775)	(812)	-13.2%	(717)	(812)	-13.2%
Balance as of end-of-period, net	$4,658	$4,929	$5,376	$5,230	$5,450	17.0%	$4,658	$5,450	17.0%

Total
Balance as of beginning-of-period	$36,305	$36,013	$36,906	$37,696	$37,755	4.0%	$35,327	$36,906	4.5%
Deposits	1,343	1,506	1,159	1,137	1,106	-17.6%	3,887	3,403	-12.5%
Withdrawals and deaths	(380)	(475)	(408)	(414)	(411)	-8.2%	(1,235)	(1,234)	0.1%
Net flows	963	1,031	751	723	695	-27.8%	2,652	2,169	-18.2%
Contract holder assessments	(819)	(844)	(805)	(800)	(816)	0.4%	(2,441)	(2,421)	0.8%
Change in market value and reinvestment	(436)	706	844	136	614	240.8%	475	1,594	235.6%
Balance as of end-of-period, gross	36,013	36,906	37,696	37,755	38,248	6.2%	36,013	38,248	6.2%
Reinsurance ceded	(1,594)	(1,628)	(1,688)	(1,634)	(1,659)	-4.1%	(1,594)	(1,659)	-4.1%
Balance as of end-of-period, net	$34,419	$35,278	$36,008	$36,121	$36,589	6.3%	$34,419	$36,589	6.3%

Lincoln Financial Group
Select Non-GAAP to GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	Change	9/30/11	9/30/12	Change
Revenues
Operating revenues	$2,735	$2,715	$2,824	$2,882	$2,914	6.5%	$8,312	$8,621	3.7%
Excluded realized gain (loss)	(186)	(149)	(112)	18	39	121.0%	(239)	(55)	77.0%
Amortization of DFEL on benefit ratio unlocking	(3)	1	1	(1)	-	100.0%	(2)	-	100.0%
Amortization of deferred gains arising from reserve changes on business sold through reinsurance	1	1	1	-	1	0.0%	2	2	0.0%
Total revenues	$2,547	$2,568	$2,714	$2,899	$2,954	16.0%	$8,073	$8,568	6.1%

Excluded Realized Gain (Loss) Net of Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(121)	$(97)	$(73)	$12	$25	120.7%	$(156)	$(35)	77.6%
Benefit ratio unlocking	(42)	25	23	(10)	10	123.8%	(39)	24	161.5%
Net gain (loss), after-tax	$(163)	$(72)	$(50)	$2	$35	121.5%	$(195)	$(11)	94.4%

Net Income
Income (loss) from operations	$329	$280	$296	$322	$335	1.8%	$977	$952	-2.6%
Excluded realized gain (loss)	(121)	(97)	(73)	12	25	120.7%	(156)	(35)	77.6%
Benefit ratio unlocking	(42)	25	23	(10)	10	123.8%	(39)	24	161.5%
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance	-	-	-	-	1	NM	1	1	0.0%
Gain (loss) on early extinguishment of debt	(5)	-	-	-	-	100.0%	(5)	-	100.0%
Impairment of intangibles	-	(747)	-	-	2	NM	-	2	NM
Income (loss) from discontinued operations	(8)	-	(1)	-	29	NM	(8)	27	NM
Net income (loss)	$153	$(539)	$245	$324	$402	162.7%	$770	$971	26.1%

Earnings (Loss) Per Common Share - Diluted
Income (loss) from operations	$1.03	$0.92	$1.00	$1.09	$1.18	14.6%	$3.05	$3.29	7.9%
Excluded realized gain (loss)	(0.38)	(0.33)	(0.25)	0.04	0.08	121.1%	(0.48)	(0.12)	75.0%
Benefit ratio unlocking	(0.13)	0.08	0.08	(0.03)	0.04	130.8%	(0.12)	0.08	166.7%
Gain (loss) on early extinguishment of debt	(0.02)	-	-	-	-	100.0%	(0.02)	-	100.0%
Impairment of intangibles	-	(2.51)	-	-	0.01	NM	-	0.01	NM
Income (loss) from discontinued operations	(0.03)	-	-	-	0.10	NM	(0.03)	0.09	NM
Adjustment attributable to using different average diluted shares	-	0.03	-	-	-	NM	-	-	NM
Net income (loss)	$0.47	$(1.81)	$0.83	$1.10	$1.41	200.0%	$2.40	$3.35	39.6%